                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported) May 17, 1999.



                               NewStar Media Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



      0-24984                                            95-4015834
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(Commission File Number)                       (IRS Employer Identification No.)


8955 Beverly Boulevard, Los Angeles, CA                                 90048
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(Address of Principal Executive Offices)                               Zip Code)


                                  310/786-1600
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

On May 17, 1999, NewStar Media Inc. (the "Company") issued a press release attached hereto as Exhibit A, and which is incorporated by reference herein.

On May 27, 1999, the Company issued a press release attached hereto as Exhibit B, and which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NEWSTAR MEDIA INC.



Date:    May 27, 1999                     By: /s/ ROBERT MURRAY
                                              ----------------------------------
                                              Robert C. Murray
                                              VICE PRESIDENT AND GENERAL COUNSEL




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Exhibit Index

Exhibit A -       Press Release, dated May 17, 1999, of NewStar Media Inc.
Exhibit B -       Press Release, dated May 27, 1999, of NewStar Media Inc.

                                                                       EXHIBIT A

G.S. SCHWARTZ
   & Co. Inc.

          Public Relations
470 Park Avenue South, New York, NY 10016  (212) 725-4500                  NEWS
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE
CONTACT:
CARL HYMANS
G.S. SCHWARTZ & CO. INC.
212-725-4500

                     NEWSTAR MEDIA ANNOUNCES REORGANIZATION
                          OF EXECUTIVE MANAGEMENT TEAM
      - APPOINTS NEW SENIOR MANAGEMENT OF PUBLISHING AND INTERNET DIVISION
                          TO IMPLEMENT GROWTH STRATEGY-

LOS ANGELES, May 17, 1999 - In a major expansion move, NewStar Media Inc. (Nasdaq:NWST), a diversified entertainment company, today announced a reorganization of its executive management team and new senior management team of its publishing division.
         Terrence A. ("Terry") Elkes will serve as Chairman and Chief Executive Officer of the Company. Mr. Elkes assumes the duties of Chief Executive Officer having served as Chairman of NewStar Media since 1997. Kenneth F. ("Ken") Gorman will continue to serve in his position as Vice Chairman of the Company and Ronald ("Ron") Lightstone, currently President and Chief Executive Officer of NewStar will serve as Vice Chairman of NewStar Media. All three will constitute the Office of the Chief Executive.
         NewStar Media also announced that Peter H. Engel has joined the Company in the position of President and Chief Operating Officer of the NewStar Publishing and Internet Services Division, reporting to Terry Elkes.
         Terry Elkes is the former President and Chief Executive Officer of Viacom International, Inc. and co-founder and Managing Director of Apollo Partners, a private investment firm involved in the acquisition of companies in media, communications, entertainment and broadcasting.
         Ken Gorman is a former Executive Vice President and Director of Viacom International, Inc. and Chairman of the Viacom Network Groups. He is also Managing Director of Apollo which he co-founded with Terry Elkes in 1987.

NEWSTAR MEDIA -2

         Ron Lightstone has served as President and Chief Executive Officer of NewStar Media since 1997. Prior to joining NewStar Media, Mr. Lightstone was Chief Executive Officer of Spelling Entertainment Inc., and a former Senior Vice President of Viacom International, Inc.
         Peter Engel is the founder of Affinity Communications Corporation, a leading West Coast book packager. His extensive business background also includes serving as the Senior Vice President of Colgate Palmolive in the 1970s where he was a member of the executive team that helped build the Company into a five billion dollar multinational corporation. Mr. Engel is a former Associate Professor of Entrepreneurial Studies at the University of Southern California and founder of the American Consulting Corporation, which in the 1980s was the largest marketing consultancy in the country.
         NewStar also announced the appointment of the new senior management team of NewStar Publishing, the Company's publishing and Internet division, reporting to Peter Engel. The new management will implement a three-tier strategy by building the publishing operation through acquisitions, targeting the broadest consumer audience for its audio books, and creating a powerful Internet presence.
         Howard Cohl has been named Executive Vice President of Marketing of NewStar Publishing. A graduate of the University of San Francisco School of Law, Mr. Cohl is a former associate attorney of Coblentz, Cahen, McCabe & Breyer and partner in Crossroads Marketing Group, a consulting and sales promotion firm. In 1993, Cohl joined Peter Engel at Affinity Communications Corporation where he oversaw the marketing and expansion of the business, and supervised the creation of more than seventy-five books, including The Arthritis Cure, a New York Times #1 bestseller.
         Christopher Woodward, C.P.A., has been promoted to Vice President and Chief Financial Officer of NewStar Publishing, having served as NewStar's corporate controller. In 1997, Woodward founded his own financial consulting practice specializing in entertainment companies. Previously, he spent six years with Ernst and Young.

NEWSTAR MEDIA -3

         "This reorganization of our Senior Management team brings together exceptional management skills and expertise to implement our strategy for the next millennium. We are well-positioned to take full advantage of the growth in e-commerce in our audiobook publishing business, as well as our television production and worldwide television distribution businesses," said Terry Elkes, Chairman and Chief Executive Officer of NewStar Media, Inc.
         "The new management of our publishing division provides NewStar with the acumen, drive, and creativity needed to implement the growth strategy which was developed specifically to build our publishing business into a dynamic and profitable operation," Mr. Elkes continued.
         NewStar is a diversified entertainment company engaged in the publication of audio and printed books and the production and distribution of television programming.
         This release contains statements relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to, changes in political and economic conditions, demand for and market acceptance of new and existing products, as well as other risks and uncertainties detailed from time to time in the filings of the Company with the Securities and Exchange Commission.


                                      ###

                                                                       EXHIBIT B


G.S. SCHWARTZ
   & Co. Inc.

          Public Relations
470 Park Avenue South, New York, NY 10016  (212) 725-4500                  NEWS
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
CONTACT:
CARL HYMANS
G.S. SCHWARTZ & CO. INC.
212-725-4500


           NEWSTAR MEDIA RAISES $4 MILLION THROUGH PRIVATE PLACEMENT
           ---------------------------------------------------------

LOS ANGELES, May 27, 1999 - NewStar Media Inc. (Nasdaq:NWST), a diversified entertainment company, today announced that it has raised approximately $4.2 million of new equity through several private placements. The Company sold approximately 3.5 million shares of its common stock and received, after expenses and commissions, approximately $4.2 million.
         New investors include Peter H. Engel, President and Chief Operating Officer of NewStar Publishing and Internet Services and other individuals and institutional investors. Additionally, Terrence A. Elkes, Chairman and Chief Executive Officer of NewStar and Kenneth F. Gorman, Vice Chairman of NewStar, increased their investment in the Company by purchasing additional shares of the Company's common stock.
         The Company intends to use the cash raised through the sale of the common stock to expand its publishing business and Internet services and fund its television production and worldwide television distribution businesses.
         Terry Elkes, Chairman and Chief Executive Officer of NewStar Media said, "With the additional working capital, NewStar is better positioned to implement its growth strategy and to build its publishing and Internet business into a dynamic and profitable operation. Management's increased personal financial investment in the Company reflects its confidence in the future of NewStar and dedication to increasing shareholder value."

NEWSTAR -2

         NewStar is a diversified entertainment company engaged in the publication of audio and printed books and the production and distribution of television programming.
         This release contains statements relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to, changes in political and economic conditions, demand for and market acceptance of new and existing products, as well as other risks and uncertainties detailed from time to time in the filings of the Company with the Securities and Exchange Commission.